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                                                                   EXHIBIT 99.12


                                                                  EXECUTION COPY

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                              SHAREHOLDER AGREEMENT

                                     BETWEEN

                             TIME WARNER CABLE INC.,

                                       AND

                                TIME WARNER INC.

                           DATED AS OF: APRIL 20, 2005

================================================================================

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1. Definitions...........................................................     1
2. Actions Requiring Consent of TWX......................................     4
3. TWX Covenants.........................................................     5
   3.1  Tender Offers and Exchange Offers................................     5
   3.2  Mergers..........................................................     5
   3.3  TWE Public Debt..................................................     5
4. Miscellaneous.........................................................     6
   4.1   Notices.........................................................     6
   4.2   Successors and Assigns..........................................     7
   4.3   Amendment and Waiver............................................     7
   4.4   Counterparts; Effectiveness.....................................     7
   4.5   Specific Performance............................................     7
   4.6   Headings........................................................     8
   4.7   Governing Law...................................................     8
   4.8   Jurisdiction....................................................     8
   4.9   WAIVER OF JURY TRIAL............................................     8
   4.10  Severability....................................................     8
   4.11  Rules of Construction...........................................     8
   4.12  Entire Agreement; No Third Party Beneficiaries..................     8
   4.13  Effectiveness of Agreement; Termination.........................     9
   4.14  Further Assurances..............................................     9

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                              SHAREHOLDER AGREEMENT

            SHAREHOLDER AGREEMENT, dated as of April 20, 2005, among Time Warner Inc., a Delaware corporation ("TWX") and Time Warner Cable Inc., a Delaware corporation (the "Company").

            WHEREAS, TWX and the Company, along with TWE Holdings II Trust ("Trust II"), are parties to a Parent Agreement, dated as of March 31, 2003 (the "Parent Agreement");

            WHEREAS, the Company, Comcast Corporation ("Comcast") and certain other parties are parties to a Redemption Agreement, dated as of the date hereof pursuant to which and subject to the terms and conditions thereof, the shares of Class A Common Stock owned by Trust II will be redeemed, and upon such redemption, the Parent Agreement will be terminated; and

            WHEREAS, TWX and the Company wish to enter into this Agreement which shall take effect upon the termination of the Parent Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

            1. Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

            "Adelphia APA" means the Asset Purchase Agreement, dated as of the date hereof, between Time Warner Cable NY LLC and Adelphia Communications Corporation.

            "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person; provided, that, for purposes of this definition, "control" (including with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other equity securities, by contract or otherwise.

            "Agreement" means this Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof.

            "Attribution Entity" means (i) any Managed Entity other than a Managed 50% Entity or (ii) any other Person (other than a Subsidiary of the Company or a Managed Entity) of which the Company owns, directly or indirectly, at least 20% of the outstanding equity.

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                                                                               2

            "Board of Directors" means the Board of Directors of the Company.

            "Business Combination" means a merger, consolidation, share exchange, business combination, reorganization, recapitalization or similar corporate transaction. Notwithstanding the foregoing, a Business Combination shall include any transaction effected pursuant to Section 253 of the General Corporation Law of the State of Delaware.

            "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

            "Charter Documents" means the Restated Certificate of Incorporation and the By-laws of the Company as in effect from time to time.

            "Class A Common Stock" means the Class A Common Stock, par value $0.01 per share, of the Company.

            "Class B Common Stock" means the Class B Common Stock, par value $0.01 per share, of the Company.

            "Comcast" has the meaning set forth in the preamble to this Agreement.

            "Common Stock" means the Class A Common Stock and Class B Common Stock.

            "Company" has the meaning set forth in the preamble to this Agreement.

            "EBITDA" means, at any time of measurement, with respect to any Person, for the twelve months ending on the last day of the most recent fiscal quarter for which such information is available, operating income plus depreciation and amortization of such Person, in each case determined in accordance with GAAP as applied as of the date hereof and consistent with the presentation and manner of calculation in the consolidated statement of operations contained in the consolidated financial statements included in the Form 10-Q filed by TWE for the period ended June 30, 2002.

            "EBITDAR" means, EBITDA plus Rental Expense.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "GAAP" means generally accepted accounting principles in the United States in effect from time to time.

            "Governmental Authority" means any supranational, national, state, municipal or local government, political subdivision or other governmental department, court, commission, board, bureau, agency, instrumentality, or other authority thereof, or

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                                                                               3

any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority, whether domestic or foreign.

            "Incurrence" has the meaning set forth in Section 2 of this Agreement.

            "Indebtedness" means, with respect to any Person, (a) any obligation of such Person (i) for borrowed money, (ii) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets, including securities, (iii) for the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business or (iv) under any lease or similar arrangement that would be required to be accounted for by the lessee as a capital lease in accordance with GAAP; (b) any guarantee (or keepwell agreement) by such Person of any indebtedness of others described in the preceding clause (a); (c) any obligation to reimburse any bank or other Person for amounts paid under a letter of credit or similar instrument (other than those issued in respect of the performance obligations in the ordinary course); and (d) any preferred stock or similar security or equity interest having a preference over the common equity of such Person in a liquidation, dissolution, or winding-up of such Person; provided, however, that any such preferred stock or similar security or equity interest held by TWX or its Subsidiaries shall not be deemed Indebtedness of the Company, any Subsidiary of the Company or any Managed Entity for so long as it is held by any such Person.

            "Independent Director" has the meaning set forth in Section 303.01 or any successor provision of the Listed Company Manual of the New York Stock Exchange, as such rules may be amended from time to time.

            "Initial Offering Date" means the earlier of (i) the date upon which shares of the Common Stock shall have been sold in an initial public offering (whether a primary or secondary offering) of the Company pursuant to an effective registration statement filed by the Company and (ii) the Closing under the Adelphia APA.

            "Managed Entity" means any Person in which the Company or any of its Subsidiaries owns any equity and the cable operations of which are managed by the Company or any of its Subsidiaries pursuant to a management or similar agreement or arrangement. Each of the Persons included in the Selected Business shall be deemed not to be a Managed Entity.

            "Managed 50% Entity" means any Managed Entity in which the Company or any of its Subsidiaries owns 50% or more of the outstanding equity. Without limitation of the foregoing, Texas and Kansas City Cable Partners, L.P. shall be deemed to be a Managed 50% Entity.

            "Operating Lease Obligations" means, with respect to any Person, an amount equal to six (6) times such Person's Rental Expense.

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                                                                               4

            "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity or any "group" (as defined under Rule 13-d of the Exchange Act).

            "Rental Expense" means, with respect to any Person, the aggregate amount of rent payable under all leases, the obligation with respect to which is not included under the definition of Indebtedness, of such Person for the twelve
(12) months ending on the last day of the calendar month immediately prior to the date of determination.

            "Selected Business" has the meaning set forth in the TWE/AN Partnership Agreement.

            "Specified Period" has the meaning set forth in Section 4.3 of this Agreement.

            "Subsidiary" means, with respect to any Person, any other Person of which securities or other ownership interests having voting power to elect a majority of the board of directors or other body performing similar functions are at any time directly or indirectly owned by such Person.

            "TWE" means Time Warner Entertainment Company, L.P., a Delaware limited partnership.

            "TWE Indenture" means that certain Indenture, dated as of April 30, 1992, by and among Time Warner Inc., a Delaware corporation, TWE and The Bank of New York, a New York banking corporation, as trustee, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

            "TWE/AN Partnership Agreement" has the meaning ascribed to such term in the Buyer Disclosure Schedules that are referred to in the Adelphia APA.

            "TWX" has the meaning set forth in the preamble to this Agreement.

            2. Actions Requiring Consent of TWX. In addition to any approval required under applicable law or the Charter Documents, the Company will not (and will cause its Subsidiaries and Managed Entities not to) take, approve or otherwise ratify any of the following actions (whether or not such actions have been otherwise approved by the Board of Directors or any committee thereof) without the prior written approval of TWX:

                        (a) create, incur, assume (including, without limitation, by acquiring any entity that has outstanding Indebtedness or Rental Expense), enter into or guarantee (each such action, an "Incurrence") any Indebtedness or Rental Expense if the Company's ratio of Indebtedness plus Operating Lease Obligations to EBITDAR then

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exceeds, or would exceed as a result of such Incurrence, 3:1. For purposes of determining the Company's Indebtedness, Operating Lease Obligations and EBITDAR, there shall be deemed to be included the following: (A) 100% of the Indebtedness, Operating Lease Obligations and EBITDAR of all Subsidiaries of the Company and all Managed 50% Entities and (B) a percentage of Indebtedness, Operating Lease Obligations and EBITDAR of each Attribution Entity equal to the percentage of the equity of such Attribution Entity owned, directly or indirectly, by the Company; provided that (i) in calculating the Company's Indebtedness, no portion of Indebtedness of any Person shall be included in the calculation to the extent the Indebtedness has already been included (whether by guarantee or otherwise) as Indebtedness of the Company in such calculation, (ii) none of the Indebtedness, Operating Lease Obligations, or EBITDAR attributable to the Selected Business shall be included in the Indebtedness, Operating Lease Obligations or EBITDAR of the Company, and (iii) no Indebtedness owed by the Company or any of its Subsidiaries or any Managed Entity shall be included if it is owed to TWX or any of its Subsidiaries (except to the extent such Subsidiary to which such Indebtedness is owed is not directly or indirectly wholly-owned by
TWX) or the Company or any of its Subsidiaries or Managed Entities (except to the extent such Subsidiary or Managed Entity to which such Indebtedness is owed is not directly or indirectly wholly-owned by the Company or TWE).

                        (b) enter into any agreement or arrangement that (i) binds or purports to bind TWX or any of its Affiliates (other than the Company and its Subsidiaries) in any manner, or (ii) would impose significant penalties or restrictions on the Company or its Subsidiaries as a result of any action or omission of TWX or its Affiliates (other than the Company or its Subsidiaries).

                        (c) adopt a shareholder rights plan, cause the Company to be subject to Section 203 of the General Corporation Law of the State of Delaware, amend its certificate of incorporation to impose a "fair price provision", or take any similar action.

            3. TWX Covenants. TWX hereby agrees as follows:

                  3.1 Tender Offers and Exchange Offers. For a period of three
(3) years following the Initial Offering Date, TWX shall not (and shall cause its controlled Affiliates not to) make any tender offer or exchange offer for any shares of Class A Common Stock (or announce any intention to do so) without the approval of a majority of the Independent Directors then serving on the Board of Directors.

                  3.2 Mergers. For a period of ten (10) years following the Initial Offering Date, TWX shall not (and shall cause its controlled Affiliates not to) enter into or effect a Business Combination with the Company without the approval of a majority of the Independent Directors then serving on the Board of Directors.

                  3.3 TWE Public Debt. In the event that TWX or its Subsidiaries (other than the Company and its Subsidiaries) wishes to purchase any debt securities issued by TWE under the TWE Indenture, TWX shall first give written notice

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to the Company of the approximate amount of debt securities it intends to purchase and the general time period within which it intends to purchase such debt securities, which time period shall not be greater than ninety (90) days (the "Specified Period"). The Company shall have five (5) Business Days following receipt of such notice to indicate its good faith intention to purchase such amount of debt securities within the Specified Period. If the Company so indicates, TWX shall not, and shall cause its Subsidiaries (other than the Company and its Subsidiaries) not to, purchase any such debt securities within the Specified Period and shall thereafter comply with the provisions of this Section 3.3 prior to any subsequent purchase of any debt securities issued under the TWE Indenture. If the Company does not indicate its good faith intention to purchase such debt securities, TWX shall be entitled to proceed with its purchase of debt securities for the duration of the Specified Period.

            4. Miscellaneous.

                  4.1 Notices. All notices, demands or other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first class mail, return receipt requested, telecopier, courier service or personal delivery:

                        (a)   if to the Company:

                              Time Warner Cable Inc.
                              75 Rockefeller Plaza
                              New York, New York 10019-6908
                              Telecopy: (212) 258-3172
                              Attention: Executive Vice President,
                                         General Counsel and Secretary

                              With a copy to:

                              Paul, Weiss, Rifkind, Wharton & Garrison LLP
                              1285 Avenue of the Americas
                              New York, NY  10019
                              Attention: Kelley D. Parker
                                         Robert B. Schumer
                              Fax: (212) 757-3990

                        (b)   if to TWX:

                               Time Warner Inc.
                              75 Rockefeller Plaza
                              New York, NY 10019
                              Telecopy: (212) 258-3172
                              Attention: Executive Vice President,
                                         General Counsel and Secretary

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                                                                               7

                              With a copy to:

                              Paul, Weiss, Rifkind, Wharton & Garrison LLP
                              1285 Avenue of the Americas
                              New York, NY  10019
                              Attention: Kelley D. Parker
                                         Robert B. Schumer
                              Fax: (212) 757-3990

or such other address or facsimile number as such party hereto may hereafter specify for such purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. on a Business Day, in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

                  4.2 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party hereto may assign, delegate or transfer any of its rights or obligations hereunder without the consent of the other parties hereto.

                  4.3 Amendment and Waiver.

            Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by (i) the Company (upon a vote of a majority of the Independent Directors then serving on the Board of Directors), and (ii) TWX.

            No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies provided for herein are cumulative and are not exclusive of any rights and remedies that may be available to the parties hereto at law, in equity or otherwise.

                  4.4 Counterparts; Effectiveness. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

                  4.5 Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to enforce specifically the performance of the terms and provisions hereof

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                                                                               8

in any federal court located in the State of New York or any New York state court, in addition to any other remedy to which they are entitled at law or in equity.

                  4.6 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  4.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of the State of New York.

                  4.8 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal court located in the State of New York or any New York state court, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on either party hereto anywhere in the world, whether within or without the jurisdiction of any such court.

                  4.9 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  4.10 Severability. If any term, provision, covenant or restriction of this Agreement is determined by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party hereto. Upon such a determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

                  4.11 Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

                  4.12 Entire Agreement; No Third Party Beneficiaries.

                        (a) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior

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                                                                               9

agreements and understandings, both oral and written, between the parties with respect to such subject matter.

                        (b) This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  4.13 Effectiveness of Agreement; Termination. This Agreement shall become effective only upon termination of the Parent Agreement. Section 2(a) of this Agreement shall terminate at such time as the Indebtedness of the Company is no longer attributable to TWX (such determination to be made in TWX's reasonable judgment). Sections 2(b), 2(c), 4.1, 4.2 and 4.3 of this Agreement shall terminate at such time as the Company is no longer a Subsidiary of TWX.

                  4.14 Further Assurances. Each of the parties shall, and shall cause their respective Affiliates to, execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                  [Remainder of page intentionally left blank]

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            IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Parent Agreement on the date first written above.

                                       TIME WARNER CABLE INC.

                                       By: /s/ David E. O'Hayre
                                           -------------------------------------
                                           Name: David E. O'Hayre
                                           Title: Executive Vice President,
                                                  Investments

                                       TIME WARNER INC.

                                       By: /s/ Robert Marcus
                                           -------------------------------------
                                           Name:Robert D. Marcus
                                           Title: Senior Vice President

Shareholder Agreement